Exhibit 99.5
Report of Independent Registered Public Accounting Firm on Financial Statement Schedule
To the Board of Directors and Stockholders of Altria Group, Inc.:
Our audits of the consolidated financial statements and of the effectiveness of internal control over financial reporting referred to in our report dated January 31, 2013 appearing in this Current Report on Form 8-K of Altria Group, Inc. also included an audit of the financial statement schedule appearing in Exhibit 99.4 in this Current Report on Form 8-K. In our opinion, this financial statement schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.
/s/ PricewaterhouseCoopers LLP
Richmond, Virginia
January 31, 2013